EXHIBIT 10.1

                            REVISED PAYMENT SCHEDULE

On March 29th, 2006, an amendment to License Agreement between 21st Century Airships Inc. ("21st Century") and Techsphere Systems International, LLC, ("TSI") was entered into.

As of today's date, August 24, 2006, only the April 30, 2006 payment of the Amendment's agreed upon payment schedule has been received by 21st Century. The July 15, 2006 and August 15, 2006 payments are currently in default.

On TSI's request, a Revised Payment Schedule has been agreed upon as follows:

         -$90,000 (Ninety Thousand Dollars) on or before August 25, 2006. -$35,000 (Thirty Five Thousand Dollars) on or before August 29, 2006. -$125,000 (One Hundred Twenty Five Thousand Dollars) on or before September 15, 2006.
         -$150,000 (One Hundred Fifty Thousand Dollars on or before September 25, 2006.
         -$150,000 (One Hundred Fifty Thousand Dollars on or before October 25, 2006.
         -$150,000 (One Hundred Fifty Thousand Dollars on or before November 25, 2006.
         -$100,000 (One Hundred Thousand Dollars on or before December 25, 2006.

5.(d) of the Amendment and 4.A and 5.B(4)(a) of the License Agreement with TSI as it relates to a 30 day grace period to cure a default do not apply to the Revised Payment Schedule payments for August 25, 2006, September 15, 2006 and September 25, 2006. Should these mentioned payments become in default, 21st Century intends to terminate the License Agreement.

The individual signing for each party has full power and authority to sign this Revised Payment Schedule, which shall be binding on the party.

This Revised Payment Schedule may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Any signature delivered by facsimile transmission shall be deemed a valid and binding signature for all purposes hereof.

In Witness Whereof, the parties have executed this Revised Payment Schedule as of August 25, 2006.


                                      21st Century Airships, Inc.

                                      By: /s/ Hokan Colting, CEO
                                          -------------------------------------
                                          Hokan Colting, CEO

                                      Techsphere Systems International, LLC.

                                      By: /s/ William C. Robinson, CEO
                                          -------------------------------------
                                          William C. Robinson, CEO


                                      Cyber Defense Systems, Inc.

                                      By: /s/ William C. Robinson, CEO
                                          -------------------------------------
                                          William C. Robinson, CEO